PROVISION AND CONTINGENCIES	12 Months Ended
Dec. 31, 2023
PROVISION AND CONTINGENCIES
PROVISION AND CONTINGENCIES	PROVISION AND CONTINGENCIES
a)Accounting policy
Provisions are recognized when the Company has a present obligation (legal or constructive) as a result of a past event, when it is probable that economic benefits are required to settle the obligation and a reliable estimate of the value of the obligation can be made. Provision is restated at the balance sheet date considering the likely amount of loss and the nature of each provision.
Provision amounts for contingencies are presented at their gross amount, less the corresponding judicial deposits, and are classified as provision for labor, tax, civil, and regulatory contingencies.
Judicial deposits are classified as assets given that the conditions required for their net presentation with provision do not exist.
b)Critical estimates and judgments
The obligation arising from the provisions can be legal or constructive, derived from, among other factors, regulations, contracts, customary practices or public commitments that expose third parties to a valid expectation that the Company or its subsidiaries will assume certain responsibilities. The determination of the provision is based on the best estimate of the disbursement required to settle the corresponding obligation, considering the information available as at the closing date, including the opinion of independent experts, such as legal advisors.
c)Information on provisions and contingencies
Below, we present the tables with the composition and movement of provisions for legal claims, the unfavorable outcome of which is considered probable, in addition to contingent liabilities, provision for fines for cancellation of lease contracts, provision for dismantling and amounts to be refunded to customers.

	Provision for contingencies(1)
	Tax	Regulatory	Civil	Labor	Contingent liabilities (PPA)(2)	Provision for fines for canceling lease agreements(3)	Provision for dismantling(4)	Amounts to be refunded to customers(5)	Total
Balance on December 31, 2021	2,147,369	1,986,244	935,971	486,955	488,598	—	378,105	—	6,423,242
Additions (reversal), net (Note 27)	168,212	(160,025)	345,748	340,680	(40,929)	—	(9,811)	615,750	1,259,625
Other additions	607	—	6,261	6,580	—	—	21,498	—	34,946
Write-offs due to payment	(33,260)	(110,057)	(464,406)	(416,784)	—	(106,404)	—	(13,868)	(1,144,779)
Business combination – Garliava (Note 1.c.3)	—	—	—	—	453,697	589,024	66,803	—	1,109,524
Business combination – Vita IT (Note 1 c.4)	—	—	—	—	28,200	—	—	—	28,200
Interest accruals (Note 28)	200,499	152,873	369,326	122,759	48,506	—	6,110	—	900,073
Balance on December 31, 2022	2,483,427	1,869,035	1,192,900	540,190	978,072	482,620	462,705	601,882	8,610,831
Additions (reversal), net (Note 27)	83,825	(64,452)	302,700	366,856	(27,186)	(260,198)	(79,836)	—	321,709
Other additions	—	—	(690)	—	—	—	8,971	—	8,281
Write-offs due to payment	(18,770)	(166,229)	(493,828)	(377,139)	—	(181,429)	—	(505,281)	(1,742,676)
Business combination – Vita IT (Note 1 c.4)	—	—	—	—	(18,227)	—	—	—	(18,227)
Business combination – Vale Saúde Sempre (Note 1 c.5)	1,063	—	—	936	887	—	—	—	2,886
Interest accruals (Note 28)	203,778	122,512	225,913	162,869	69,355	—	15,406	—	799,833
Balance on December 31, 2023	2,753,323	1,760,866	1,226,995	693,712	1,002,901	40,993	407,246	96,601	7,982,637

Balance on December 31, 2022
Current	—	104,898	404,654	217,229	—	482,620	66,803	601,882	1,878,086
Non-current	2,483,427	1,764,137	788,246	322,961	978,072	—	395,902	—	6,732,745

Balance on December 31, 2023
Current	15,034	32,363	334,152	381,606	—	40,993	222	96,601	900,971
Non-current	2,738,289	1,728,503	892,843	312,106	1,002,901	—	407,024	—	7,081,666

(1)Provision for contingencies: The Company and its subsidiaries are parts to administrative; labor, tax, civil and regulatory claims, and accounting provision amounts have been recorded in respect of claims whose likelihood of loss was classified as probable. The assessment of the likelihood of loss includes an analysis of available evidence, the hierarchy of laws, available case law, the latest court decisions law and their relevance in the legal system, as well as the opinion of outside legal counsel. Provision is reviewed and adjusted considering changes in existing circumstances, such as the applicable statute of limitations, tax audit conclusions, or additional exposures identified based on new matters or court decisions.
(2)Contingent consideration (PPA): Refers to the amounts of contingent liabilities arising from the PPA generated in the acquisition of control of VivoPart. in 2011, GVTPart. in 2015, Garliava and Vita IT in 2022), and VSS (2023), related to civil, labor and tax lawsuits at their fair value in the business combination.
(3)Provision for fines for canceling lease agreements: Refers to the provision for fines for canceling lease agreements arising from Garliava, resulting from the sale or shutdown of sites.
(4)Provision for decommissioning of assets: Refers to costs to be incurred due to returning sites to owners (locations intended for tower and equipment installation on leased property) in the same condition as these were found at the time of execution of the initial lease agreement.

These costs are provisioned as the present value from amounts expected to settle the obligation using estimated cash flows and they are recognized as part of the cost of the corresponding asset. The cash flows are discounted at a current pre-tax rate that reflects the risks specific to decommissioning of assets. The financial effect of the discount is recorded as incurred and recognized in the statement of income as a finance cost. The estimated future costs of decommissioning are reviewed annually and adjusted as appropriate. Changes in the estimated future costs or in the discount rate applied are added to, or deducted from, the cost of the asset.
(5)Amounts to be refunded to customers (Supplementary Law No. 194/2022): Amounts to be refunded to customers (Supplementary Law No. 194/2022): On July 23, 2022, Complementary Law No. 194, was enacted, which deals with the incidence of taxes on various sectors considered by the respective Law as essential and indispensable goods and services, leading to a reduction in the tax rate ICMS on communications services and the respective refund of these amounts to customers. These amounts to be refunded to customers were booked against discounts granted (note 25).
Negotiation with companies specialized in sharing structures (websites) (“TowerCo”) – Item (3
In 2023, the Company carried out a general mapping of its site contracting needs and identified the opportunity to renegotiate quantities, terms and prices with several TowerCos, bringing a significant leverage to commercial conditions.
Negotiations with TowerCo to review the contracts resulting from the acquisition of part of UPI Ativos Móveis da Oi (note 1.c.3), the negotiations resulted in the following agreements: (i) for the portion of essential sites that it was decided to maintain, there was a unit price reduction while maintaining original deadlines and; (ii) for sites considered non-essential that were chosen to be demobilized, there were agreements to reduce or even eliminate any penalty.
The demobilization of 50% of these sites, whether through sale or write-off, was a condition precedent by CADE for the approval of the sale of Garliava, due to competition/regulatory issues on the date of closing of the transaction. Therefore, the Company established a provision for a fine of 100% on the residual value of 50% of the sites resulting from the acquisition of part of UPI Ativos Móveis from Oi, which were of no use to the Company.
As a result of the negotiations described above, the Company recorded a net gain in the income statement of R$260,198 (note 27). In the movement shown in the table above, this amount is presented as “additions (reversal), net in the item “Provision for fines for canceling lease agreements”.
c.1Tax provision and contingencies

Nature/Degree of Risk	12.31.2023	12.31.2022
Provisions	2,753,323	2,483,427
Federal	796,996	779,395
State	1,329,319	1,112,094
Municipal	48,917	42,686
FUST	578,091	549,252
Possible losses	36,963,009	33,472,824
Federal	3,534,240	3,042,010
State	23,130,420	21,712,030
Municipal	633,097	479,484
FUST, FUNTTEL and FISTEL	9,665,252	8,239,300
c.1.1)Tax provisions
Management, under advice of legal counsel, believes that the following losses present a probable risk of loss for the federal, state, municipal and regulatory (FUST) tax proceedings:
Federal taxes
The Company and/or its subsidiaries are party to administrative and legal proceedings at the Federal level relating to: (i) claims for the non-ratification of compensation and refund requests formulated; (ii) IRRF and CIDE on remittances abroad related to technical and administrative assistance and similar services, as well as royalties; (iii) Social Investment Fund (Finsocial) offset amounts; (iv) additional charges to the PIS and COFINS tax base, as well as additional charges to COFINS required by Law No. 9,718/1998; (v) ex-tariff, cancellation of the benefits under CAMEX Resolution No. 6, increase in the import duty from 4% to 28%; and (vi) INSS on one third on vacation pay.
State taxes
The Company and/or its subsidiaries are party to administrative and judicial proceedings at the State level for ICMS, regarding: (i) disallowance credits; (ii) non-taxation of alleged telecommunications services; (iii) tax credit for challenges/disputes over telecommunication services not provided or wrongly charged (Agreement 39/01); (iv) rate differential; (v) leasing of infrastructure for internet services (data); (vi) outflows of goods with prices lower than those of acquisition; (vii) non-taxation discounts to customers; (viii) unmeasured services; (ix) CIAP credit; and (x) monthly subscription, not covered by the modulation of the effects resulting from the judgment of the STF.
Municipal taxes
The Company and/or its subsidiaries are party to Municipal tax proceedings, at the judicial level, relating to: (i) Property tax (“IPTU“); (ii) Services tax (“ISS“) on equipment leasing services, non-core activities and supplementary activities; and (iii) withholding of ISS on contractors' services.
FUST
The Company and/or its subsidiaries have judicial proceedings related to the non-inclusion of interconnection expenses and industrial exploitation of a dedicated line in the calculation basis of FUST.
c.1.2)Possible losses – tax contingencies
Management, under advice of legal counsel, believes that the risk of loss for the following federal, state, municipal and regulatory (FUST, FUNTTEL and FISTEL) is possible:
Federal taxes
The Company and/or its subsidiaries are party to administrative and judicial proceedings, at the Federal level, which are awaiting decision at different court levels.
The more significant of these proceedings are: (i) contested non approval of requests for compensation submitted by the Company; (ii) INSS (a) SAT, social security amounts owed to third parties (INCRA and SEBRAE); (b) meals to employees, withholding of 11% (assignment of workforce); and (c) Stock Options – requirement of social security contributions on amounts paid to employees under the stock option plan; (iii) deduction of COFINS on swap operation losses; (iv) PIS and COFINS: (a) accrual basis versus cash basis; (b) levies on value-added services; and (c) monthly subscription services; (v) IPI levied on shipment of fixed access units from the Company's establishment; (vi) Financial transaction tax (IOF) – on loan transactions, intercompany loans and credit transactions; and (vii) IRRF on capital gain on the sale of the GVT Group to the Company.
State taxes
The Company and/or its subsidiaries are party to administrative and judicial proceedings, at the State level, related to ICMS, which are awaiting decision in different court levels: (i) rental of movable property; (ii) reversal of previously unused credits; (iii) service provided outside São Paulo State paid to São Paulo State; (iv) co-billing; (v) tax substitution with a fictitious tax base (tax guideline); (vi) use of credits on acquisition of electric power; (vii) secondary activities, value added and supplementary services; (viii) tax credits related to claims/challenges regarding telecommunications services not provided or mistakenly charged (Agreement 39/01); (ix) deferred collection of interconnection (“DETRAF“ – Traffic and Service Provision Document); (x) credits derived from tax benefits granted by other states; (xi) disallowance of tax incentives related to cultural projects; (xii) transfers of assets among business units owned by the Company; (xiii) communications service tax credits used in provision of services of the same nature; (xiv) card donation for prepaid service activation; (xv) reversal of credit from return and free lease in connection with assignment of networks (used by the Company itself and exemption of public bodies); (xvi) CDR/DETRAF fine; (xvii) own consumption; (xviii) exemption of public bodies; (xix) discounts granted; and (xx) monthly subscription with discussion about minutes allowance.
Municipal taxes
The Company and/or its subsidiaries are party to administrative and judicial proceedings, at the Municipal level, which are awaiting decision at different court levels.
The more significant of these proceedings are: (i) ISS on: (a) non-core activity, value-added and supplementary services; (b) withholding at source; (c) call identification and mobile phone licensing services; (d) full-time services, provision, returns and cancelled tax receipts; (e) data processing and antivirus; (f) charge for use of mobile network and lease of infrastructure; (g) advertising services; and (h) services provided by third parties; (ii) IPTU; (iii) land use tax; and (iv) various municipal charges.
FUST, FUNTTEL and FISTEL
Universal Telecommunications Services Fund (“FUST“)
Writs of mandamus were filed seeking the right to exclude revenues from interconnection and Industrial Use of Dedicated Line (“EILD“) in the FUST tax base, according to Abridgment No. 7 of December 15, 2005, as it does not comply with the provisions contained in the sole paragraph of Article 6 of Law No. 9,998/2000, which are awaiting a decision from Higher Courts.
Various administrative and judicial charges by ANATEL in administrative scope for the constitution of the tax credit related to interconnection, EILD and other revenues that do not originate from the provision of telecommunication services.
On December 31, 2023, the consolidated amount totaled R$5,575,026 (R$5,103,037 on December 31, 2022).
Fund for Technological Development of Telecommunications (“FUNTTEL“)
Proceedings have been filed for the right not to include interconnection revenues and any others arising from the use of resources that are party of the networks in the FUNTTEL calculation basis, as determined by Law 10,052/2000 and Decree No. 3,737/2001, thus avoiding improper application of Article 4, paragraph 5, of Resolution 95/2013.
There are several notifications of charges from the Ministry of Communications in administrative actions for constitution of the tax credit related to the interconnection, network resources and other revenues that do not originate from the provision of telecommunication services.
On December 31, 2023, the consolidated amount totaled R$1,828,910 (R$1,013,427 on December 31, 2022).
Telecommunications Inspection Fund (“FISTEL“)
There are judicial actions for the collection of TFI on: (i) extensions of the term of validity of the licenses for use of telephone exchanges associated with the operation of the fixed switched telephone service; and (ii) extensions of the period of validity of the right to use radiofrequency associated with the operation of the telephone service personal mobile service.
On December 31, 2023, the consolidated amount totaled R$2,261,316 (R$2,122,836 on December 31, 2022).
c.2Regulatory provision and contingencies

Nature/Degree of Risk	12.31.2023	12.31.2022
Provisions	1,760,866	1,869,035
Possible losses	6,765,178	5,844,624
c.2.1)Regulatory provisions
Management, under advice of legal counsel, believes the likelihood of loss of the following regulatory proceedings is probable:
The Company is a party to administrative proceedings initiated mainly by ANATEL, which were initiated on the grounds of alleged non-compliance with obligations established in sectoral regulations, as well as in legal proceedings that discuss, in the vast majority, sanctions applied by ANATEL at the administrative level. The main themes of these processes are the obligation to pay the burden of the mobile service (payment, every two years, referring to the right to use radio frequencies applicable to the SMP), the Company's obligations related to non-compliance with the rights of service consumers of telecommunications, compliance with quality indicators and compliance with coverage targets set out in the auction notice for acquiring the right to use spectrum.
A dispute arose as to which revenues should be considered for the payment of amounts due for the renewal of radio frequencies in relation to the payment of SMP charges. The Company, together with its legal advisors, concluded that a probable loss is estimated of R$724,863 million on the payment of the SMP burden in relation to data revenue, due to the existence of unfavorable decisions at ANATEL in 2021 and in the courts with an unlikely prognosis of review, as the Company decided to begin collecting such amounts in favor of ANATEL, as of the 2022 collection.
c.2.2)Possible losses – regulatory contingencies
Management, under advice of legal counsel believes the likelihood of loss of the following regulatory proceedings is possible:
The Company is a party to administrative proceedings filed by ANATEL (other agents, including other operators, also have claims against the Company) alleging non-compliance with the obligations set forth in industry regulations, as well as legal claims which discuss the mostly sanctions applied by ANATEL at the administrative level.
Significant cases with possible risks of loss in the regulatory contingency portfolio include:
•Litigation regarding the revenues to be included in the calculation of the amount of encumbrance due to the extension of radio frequencies associated with the SMP and the STFC concession (except for SMP data revenues, as informed in item c.1.1, of this Note). In ANATEL's view, the calculation of the encumbrance should be based on 2% on the entire economic benefit arising from the provision of STFC/SMP service. In the Company's view, however, revenues that are not part of STFC/SMP service plans, such as interconnection, revenues earned in the 15th year of the licenses' validity, and others, should not be considered in the calculation of the burden. As a result of this divergence of understanding, the Company filed administrative and legal actions to challenge ANATEL's charges.
•In May 2018, the Company filed a lawsuit to annul the ANATEL final decision, of March of the same year, in the records of the Procedure for Determining Noncompliance with Obligations (“PADO“) for alleged violations of the fixed telephony regulation. The principal amount of the fine imposed by ANATEL, and object of the lawsuit, totals R$199,075. On December 31, 2023 and 2022, the amount including interest and indexation accruals totaled approximately R$586,512 and R$540,846, respectively. The Company believes that the fine imposed is not legal and not due based, fundamentally, on the following defense arguments: (i) ANATEL's error in determining the universe of users considered in the fine (the number of users affected is less than that considered by the ANATEL); and (ii) the calculation of the penalty is disproportionate and baseless. The process was sent for analysis and decision by the CADE Court; the MPF has yet to issue its opinion.
•Administrative proceeding pending at CADE, allegedly suggested a coordinated action among the companies Claro, Oi Móvel and the Company, which comprised the Rede Correios Consortium to compete in the electronic trading session no. 144/2015, carried out by the Brazilian Post and Telegraph Company; as well as alleged price discrimination by Company in relation to services offered to BT Brasil Serviços de Telecomunicações Ltda. (“BT“), contravening competitive protocols. In its defense, Company (i) states that the formation of consortia to participate in public tenders is legal and can promote competition; and (ii) demonstrates that there is no basis for allegation of discriminatory conduct, since: (a) the Company was not the only alternative to BT's supplier; and (b) prices of the service offered by the consortium cannot be compared to those quoted by BT, as they are of a difference technical nature, pricing and quantity of resources involved. On March 8, 2021, the Technical Note of the General Superintendence issued an opinion on the configuration of infractions of the economic order practiced by the companies. The process was forwarded by the technical area to the CADE Court, which decided that the operators engaged in anti-competitive conduct. And after this decision, the Company filed a motion for clarification, which were partially accepted, culminating in the application of a fine in the amount of R$28,394. The Company decided to file an annulment action seeking the annulment of said sanction, based especially on (i) the absence of illegality in the formation of a consortium to participate in public bidding; (ii) lack of typicality and impossibility of sanctioning by analogy; (iii) lack of clear criteria for calculating the sanction and lack of reasonableness. The case is in the first instance and is under investigation.
•Process initiated by ANATEL to determine possible measures regarding the possible transfer of gains resulting from the STF decision, which excluded ICMS from the PIS/COFINS calculation basis between 2002 and 2017 in the concession plans. In this process, the Attorney General's Office and the technical area of ANATEL understand that such gains do not result from business efficiency, but rather from a change in the tax order. The return proposal suggested by ANATEL would be through a tariff review for basic plans and the construction of high-capacity backhaul infrastructure for alternative plans, totaling approximately R$1 billion, which was increased by ANATEL to R$1.4 billion from the judgment by ANATEL's Board of Directors in December 2023, which we assessed as a possible chance of loss. This amount is part of the balance of the concession negotiations, especially in Process No. 036.366/2023-4 in progress at the TCU before the Secretariat for External Control of Consensual Resolution and Conflict Prevention (SecexConsenso) and Process No. 53500.013207/2023-74 before ANATEL. In the event that negotiations do not prosper, the case may be challenged through arbitration proceedings.
•Procedure for the Determination of Noncompliance with Obligations ("PADO"), which deals with coverage targets whose applied fine of R$127 million could be converted into an obligation to do, which consists of an alternative means of complying with the sanction of the fine, for investment for installation 4G radio base station in 188 locations without this technology, whose installation should take place in two and a half years, with maintenance costs equivalent to the period of one year. Installation cannot result from ran sharing agreements, swaps, network rentals, industrial exploitation contracts, or other contractual means. After adherence and confirmation of consent by ANATEL, compliance within the specified period will be monitored.
•The Company is a party to lawsuits that discuss annulling contractual clauses and obligations to do and not to do linked to the suspension of services, non-increase in tariffs, repairs and maintenance of poles, which do not involve a determined financial value and, at the current stage in found are invaluable. These processes are awaiting judgment in the courts.
c.3Civil provision civil contingencies

Nature/Degree of Risk	12.31.2023	12.31.2022
Provisions	1,226,995	1,192,900
Possible losses	2,126,718	2,175,547
c.3.1)Civil provisions
Management, under advice of legal counsel, believes that the following civil proceedings will result in probable losses:
a)The Company is a party to proceedings involving rights to the supplementary amounts from shares calculated on community telephony plants and network expansion plans since 1996 (supplement of share proceedings). These proceedings are at different stages: lower courts, court of justice and high court of justice. On December 31, 2023, the provision was R$157,960 (R$145,874 on December 31, 2022).
b)The Company and/or its subsidiaries are party to various civil proceedings related to individual consumerist nature level, relating to the non-provision of services and/or products sold. On December 31, 2023, the provision was R$304,454 (R$244,663 on December 31, 2022).
c)The Company and/or its subsidiaries are party to various civil proceedings of a collective consumerist and non-consumer nature at administrative and judicial levels, all arising in the ordinary course of business. On December 31, 2023, the provision was R$764,581 (R$802,363 on December 31, 2022).
d)Possible losses – civil contingencies
Management, under advice of legal counsel, believes that the risk of losses is possible for the following civil proceedings:
•The Company and its subsidiaries are party to other civil claims, at several levels, related to service rendering rights. Such claims have been filed by individual consumers, civil associations representing consumer rights of consumers or by the Consumer Protection (“PROCON“), as well as by the Federal and State Public Prosecutor's Office. The Company is also party to other claims of several types related to the ordinary course of business.
•Intellectual Property: Lune Projetos Especiais Telecomunicação Comércio e Ind. Ltda. (“Lune“), a Brazilian company, filed lawsuits on November 20, 2001, against 23 wireless carriers claiming to own the patent for “Bina“, a caller ID. The purpose of the lawsuit was to interrupt provision of such service by carriers and to seek indemnification equivalent to the amount paid by consumers for using the service.
•An unfavorable decision was handed down determining that the Company should refrain from selling mobile phones with the Bina ID service, subject to a daily fine of R$10 in the event of non-compliance. Furthermore, according to that decision, the Company must pay indemnification for royalties, to be calculated on settlement. Motions for Clarification were proposed by all parties and Lune's motions for clarification were accepted since an injunctive relief in this stage of the proceedings was deemed applicable. A bill of review appeal was filed in view of the current decision which granted a stay of execution suspending the unfavorable decision until final judgment. A bill of review was filed in view of the sentence handed down on June 30, 2016, by the 4th Chamber of the Court of Justice of the Federal District, in order to annul the lower court sentence and remit the proceedings back to the lower court for a new examination. The expertise was carried out and then the claims were dismissed. The parties filed an appeal. On February 1, 2023, the Court of Justice of the Federal District and Territories (“TJDFT”) judged the appeals filed and, unanimously, dismissed them, upholding the sentence of inadmissibility. Subsequently, a Special Appeal was filed by Lune. We present counterarguments and await judgment. Management is unable to reasonably estimate a liability with respect to this claim currently.
•The Company, together with other operators that provide telecommunications services, is a defendant in discussions that contest the practice that operators adopt of imposing a limited period for the use of prepaid minutes. That is, the plaintiff alleges that the minutes of the prepaid package must not expire after the end of a specific period, and that they can be used at any time by the consumer. The request of the Federal Public Ministry was not accepted, and the processes are awaiting judgment of appeal by the Federal Regional Court (“TRF“) of the 1st Region.
c.4Labor provision and contingencies

Nature/Degree of Risk	12.31.2023	12.31.2022
Provision	693,712	540,190
Possible losses	1,587,544	1,490,560
The labor provisions and contingencies involve several labor claims of former employees and former outsourced employees (these claiming subsidiary obligor or joint liability), which claim, among others: differences in overtime pay, variable remuneration, salary parity, additional unhealthy or dangerous.